UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported) – February 19, 2010

ENERGY FUTURE HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

TEXAS	1-12833	75-2669310
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Plaza, 1601 Bryan Street, Dallas, Texas 75201-3411

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including Area Code – (214) 812-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 19, 2010, Energy Future Holdings Corp. (the “Company”) issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2009, and distributed a supplemental slide presentation entitled “EFH Corp. Q4 09 Investor Call”. The press release is furnished herewith as Exhibit 99.1 and the slide presentation is furnished herewith as Exhibit 99.2.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release of the Company issued on February 19, 2010, announcing its financial results for the fourth quarter and year ended December 31, 2009.

99.2	Slide presentation entitled “EFH Corp. Q4 09 Investor Call”.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENERGY FUTURE HOLDINGS CORP.

By:	/S/ STAN J. SZLAUDERBACH
Name:	Stan J. Szlauderbach
Title:	Senior Vice President and Controller

Dated: February 19, 2010

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